UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No.)

Filed by the Registrant                     [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[   ]   Preliminary Proxy Statement
[   ]   Confidential, for Use of the Commission Only (as permitted by
        Rule 14a-6(e)(2))
[   ]   Definitive Proxy Statement
[ X ]   Definitive Additional Materials
[   ]   Soliciting Material Pursuant to (section) 240.14a-12

                          NEUBERGER BERMAN EQUITY FUNDS
                ------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ X ]   No fee required.
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           pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the
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[   ]   Check box if any part of the fee is offset as provided by Exchange Act
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        paid previously. Identify the previous filing by registration statement
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                                                         NEUBERGER | BERMAN
                                                       -----------------------
                                                       A Lehman Brothers Company



                         NEUBERGER BERMAN FASCIANO FUND

                      YOUR IMMEDIATE ATTENTION IS REQUESTED
                      -------------------------------------


Recently we sent you proxy materials regarding the Special Meeting of Shareholders to be held August 1, 2008. AS OF THE DATE OF THIS REMINDER MAILING, WE HAVE NOT YET RECEIVED YOUR VOTE. We urge you to act promptly to avoid the possibility of an adjournment.

YOUR VOTE IS VERY IMPORTANT TO THE OUTCOME OF THIS MEETING! Please take a few moments to send us your instructions today.

You may use ANY of the following easy methods to cast your vote:

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   1.  TO SPEAK TO A PROXY VOTING SPECIALIST: Dial toll-free 1-866-492-0864 and
       A REPRESENTATIVE FROM COMPUTERSHARE, OUR PROXY VENDOR, will assist you with voting your shares and answer any of your proxy-related questions. Representatives are available Monday - Friday 9:00 a.m. - 11:00 p.m. (Eastern Time) and Saturday, 12:00 a.m. to 6:00 p.m. (Eastern Time).

   2. BY INTERNET: Follow the instructions on the enclosed ballot to record your vote via the internet at www.proxyweb.com.

   3. BY TOUCH-TONE PHONE: Follow the instructions on the enclosed ballot to phone in your vote using our toll-free automated system.

   4. VOTE BY MAIL: Sign and date the enclosed proxy card and mail it back using the enclosed pre-paid postage envelope.

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                  YOUR VOTE IS IMPORTANT!  PLEASE VOTE TODAY!



                                                                          NB 3RD
                                                                     I0262 07/08